Exhibit 10.4
NYMAGIC, INC.
2004 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
AWARD AGREEMENT
     THIS AGREEMENT, made as of this 9th day of January, 2007 by and between NYMAGIC, INC. (the “Company”), having its principal place of business in 919 Third Avenue, 10th Floor, New York, NY 10022
     and
     George R. Trumbull, III (the “Grantee”), the Chairman of the Company.
WITNESSETH THAT:
     WHEREAS, the Grantee is now employed by the Company (the “Company” when used herein with reference to employment of the Grantee, shall include any Affiliate of the Company as defined in the Plan) as Chairman pursuant to an Employment Agreement (the “Employment Agreement”) between the Grantee and the Company entered into contemporaneously with this Award Agreement; and
     WHEREAS, the Company has adopted the NYMAGIC, INC. 2004 Amended and Restated Long-Term Incentive (the “Plan”) under which the Company may grant to key employees awards of Restricted Shares as defined in the Plan, providing the Grantee with shares of common stock, par value $1 per share, of the Company (the “Shares”) subject to restrictions set forth in the Plan and in this Award Agreement; and
     WHEREAS, the Company desires to grant to the Grantee an award of Restricted Shares pursuant to the resolution of the Board of Directors of the Company adopted on December 6, 2006;
     NOW THEREFORE, in consideration of the covenants and agreements herein contained and intending to be legally bound, the parties hereto hereby agree with each other as follows:
     1. Grant. Subject to the terms and conditions set forth herein and to the terms of the Plan, and in order to provide an incentive for the Grantee, as a key employee, to work for the long-range success of the Company, the Company hereby awards to the Grantee 5,000 Restricted Shares, subject to adjustment as provided in the Plan.
     2. Vesting. The Shares underlying the Restricted Shares awarded to the Grantee under this Award Agreement shall vest on December 31, 2007 if the Grantee is, and has been, since the date of this Agreement employed by the Company on that date. If the Grantee’s employment with the Company terminates prior to December 31, 2007, the Shares underlying the Restricted Shares awarded to the Grantee under this Award Agreement shall be forfeited unless otherwise provided in accordance with the terms of the Employment Agreement.
     3. Issuance. The Shares underlying the Restricted Shares subject to this Award Agreement will be issued in accordance with the terms of the Plan.

     4. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees, and assigns.
     5. No Additional Rights. In no event shall the award of the Restricted Shares hereunder or the acceptance of this Award Agreement by the Grantee give or be deemed to give the Grantee any right to continued retention as an independent contractor, service provider, or employee by the Company or any affiliate of the Company.
     6. Severability. If any part or parts of this Award Agreement or the Plan shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not affect the remaining provisions of this Award Agreement or the Plan which shall remain in full force and effect.
     7. Governing Law. This Award Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regard to the conflicts of law principles thereof.
     8. Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.
     9. Taxes. By signing this Award Agreement, the Grantee acknowledges that he shall be solely responsible for the satisfaction of any taxes that may arise with respect to the Restricted Shares, and that the Company shall have no obligation whatsoever to pay such taxes.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed this Award Agreement as of the date first written above.

COMPANY:

NYMAGIC, INC.

By:	/s/ Paul J. Hart

Name:	Paul J. Hart

Title:	Senior Vice President

     The undersigned hereby accepts the terms of this Award Agreement and the Plan.

GRANTEE:

By:	/s/ George R. Trumbull, III

Name:	George R. Trumbull, III

Title:	Chairman